Supplement to Athene® Amplify 2.0 NF
Single Purchase Payment Index-Linked Deferred Annuity Contract
Supplement dated May 16, 2025
to Prospectus dated April 30, 2025

The following disclosure is added to Appendix D: State Variation Chart, under the subsection for applications signed on or after May 31, 2025, within the Prospectus for Contracts currently available for sale. Existing disclosure in this chart is unchanged. This supplement should be read in conjunction with the Prospectus.
The following State Variation Chart pertains to applications signed on or after May 31, 2025.

State	Feature or Benefit	Availability or Variation
	Trigger, Dual Trigger, and Dual Direction	The Trigger, Dual Trigger, and Dual Direction Crediting Methods and Segment Options are not available in California.
	30% Buffer Segment Options	Segment Options with a 30% Buffer Rate are not available in California.
California	Free Withdrawals	In California, the Free Withdrawal amount available in any Contract Year is equal to 10% of the Contract Value as of the previous Contract Anniversary.
Interest Adjustment Factor
In California, the Interest Adjustment Factor formula does not include multiplication by the term (1 – C), which reduces the magnitude of the Interest Adjustment Factor based on the value of certain derivative instruments on the Segment Start Date and the number of days elapsed in the Segment Term Period. Accordingly, the Interest Adjustment Factor for any Index-Linked Segment Option equals (RN/12 -1), where N is the number of complete months remaining before the Withdrawal Charge Period expires; and R is equal to (1 + Beginning Interest Adjustment index value) / (1 + Closing Interest Adjustment index value). Please see Appendix B: Segment Interim Value Examples, under the subsection for applications signed prior to May 31, 2025, for examples that reflect the mechanics of the Interest Adjustment Factor in California.

	Six-Year Segment Option Default Re-Allocation after Withdrawal Charge Period	In California, if you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period, exercise a Performance Lock, or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option.
	Discontinuation or Suspension of a Segment Option	The ability for the Company to discontinue or temporarily suspend the availability of any Index-Linked Segment Option does not apply in California.